Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended June 30, 2006

www.preit.com

NYSE common shares (PEI)

NYSE preferred shares (PEIPRA)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Table of Contents

Introduction
Company Information	1
Recent Developments	2
Market Capitalization and Capital Resources	3

Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended June 30, 2006 and June 30, 2005	4
Income Statement-Proportionate Consolidation Method-Six Months Ended June 30, 2006 and June 30, 2005	5
Net Operating Income-Three Months Ended June 30, 2006 and June 30, 2005	6
Net Operating Income-Six Months Ended June 30, 2006 and June 30, 2005	7
Computation of Earnings per Share	8
Funds From Operations and Funds Available for Distribution	9

Operating Statistics
Summary of Executed Leases	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rents Per Square Foot	12
Mall Occupancy	13
Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Summary	17
Property Information	18

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	21
Balance Sheet-Property Type	22
Investment in Real Estate	23
Property Redevelopment and Repositioning Summary	25
Development Property Summary	26
Capital Expenditures	27
Debt Analysis	28
Debt Schedule	29

Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; risks relating to development and redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously; and our ability to maintain and increase property occupancy and rental rates. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2005. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the Mid-Atlantic region and eastern United States. As of June 30, 2006, PREIT’s portfolio consists of 51 retail properties (approximately 34.5 million square feet) in 13 states, including 39 shopping malls, and 12 power and strip centers and 1 office property.

Investors Relations

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-7311

Email: yaronn@preit.com

Credit Ratings

Preferred stock

Moody’s     B1    (Stable)

Fitch           B+    (Positive)

Reporting Calendar

Results for the next two quarters will be announced as follows (tentative dates):

Third Quarter                  November 2, 2006

Fourth Quarter                March 1, 2007

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Gregory R. Andrews	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682

Lehman Brothers	David Harris	(212) 526-1790

Stifel Nicolaus	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

Pennsylvania Real Estate Investment Trust

Recent Developments

Dividends and Distributions:

June 15, 2006 Dividends were paid per the May 19, 2006 declaration to all shareholders of record as of June 1, 2006.

May 19, 2006 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11.00% senior preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

July 19, 2006 PREIT announced it agreed to acquired the former Strawbridge’s store in Center City, Philadelphia.

June 5, 2006 PREIT announced it acquired two former Strawbridge’s stores in the Philadelphia area.

Financing activities:

July 10, 2006 PREIT filed form 8-K with the SEC to report that PREIT and its partner in entered into a $150.0 million mortgage loan secured by Lehigh Valley Mall in Whitehall, Pennsylvania. PREIT used the proceeds from the financing to repay its share of the existing mortgage loan and used the remaining proceeds of $51.9 million to repay a portion of the outstanding balance under its Credit Facility.

Other activities:

July 6, 2006 PREIT schedules Second Quarter 2006 Conference Call on Thursday, July 27, 2006.

June 2, 2006 PREIT to present at REITWeek™ 2006 NAREIT Investor Forum.

June 1, 2006 PREIT held its Annual Meeting of Shareholders.

May 4, 2006 PREIT reported its First Quarter 2006 financial results.

April 20, 2006 PREIT scheduled its First Quarter 2006 conference call on Thursday May 4, 2006.

April 13, 2006 PREIT appointed Joseph F. Coradino to its Board of Trustees.

NOTE: These press releases are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended June 30,		Year Ended December 31,
	2006	2005	2005	2004	2003
TRADING INFORMATION (NYSE)
High Price	$43.91	$48.10	$50.20	$43.70	$36.30
Low Price	$36.75	$39.66	$35.24	$30.25	$24.70
Average Daily Trading Volume	211,695	119,916	209,537	161,659	109,892

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	36,660	36,512	36,521	36,272	35,544
O.P. Units Outstanding	4,142	4,686	4,156	4,414	3,692

TOTAL Shares and O.P. Units	40,802	41,198	40,677	40,686	39,236

Market Price (closing price at end of period)	$40.37	$47.50	$37.36	$42.80	$36.30

Equity Market Capitalization—Shares and O.P. Units	$1,647,154	$1,956,907	$1,519,679	$1,741,349	$1,424,259
Preferred Shares, Nominal Value	123,750	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,770,904	2,080,657	1,643,429	1,865,099	1,548,009

DEBT CAPITALIZATION
Unsecured Debt Balance (1)	300,000	431,000	436,900	271,000	170,000
Secured Debt Balance	1,617,389	1,284,982	1,523,745	1,326,127	1,396,263

Debt Capitalization	1,917,389	1,715,982	1,960,645	1,597,127	1,566,263

TOTAL MARKET CAPITALIZATION	$3,688,293	$3,796,639	$3,604,074	$3,462,226	$3,114,272

Preferred Shares/Total Market Capitalization	3.4%	3.3%	3.4%	3.6%	4.0%
Shares and O.P. Units/Total Market Capitalization	44.7%	51.5%	42.2%	50.3%	45.7%
Debt Capitalization/Total Market Capitalization	52.0%	45.2%	54.4%	46.1%	50.3%
Equity Capitalization/Total Market Capitalization	48.0%	54.8%	45.6%	53.9%	49.7%
Unsecured Debt Balance/Total Debt	15.6%	25.1%	22.3%	17.0%	10.9%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(2)	$0.526	$2.075	$1.617	$1.196
Capital Gain Pre-May 6	(2)	—	—	—	0.096
Capital Gain Post-May 5	(2)	—	—	—	0.213
Section 1250 Gain	(2)	—	—	0.026	0.480
Return of Capital/Non-Taxable	(2)	0.044	0.175	0.517	0.085

Distributions per share	$0.570	$0.570	$2.250	$2.160	$2.070

Annualized Dividend Yield (3)	5.6%	4.8%	6.0%	5.0%	5.7%

CAPITAL RESOURCES

Cash on Hand	$27,675	$30,308	$25,828	$45,949	$46,883

Credit Facility (4)	500,000	500,000	500,000	500,000	500,000
Amount outstanding	(300,000)	(431,000)	(342,500)	(271,000)	(170,000)
Letters of Credit	(22,328)	(17,985)	(10,485)	(8,055)	(500)

Available Credit Facility (5)	177,672	51,015	147,015	220,945	329,500

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$861,201	$737,177	$828,697	$922,748	$1,032,237

(1)	The unsecured debt balance as of December 31, 2005 includes $94,400 of corporate notes payable.
(2)	Tax status of 2006 dividend payments will be available in January 2007.
(3)	Based on closing share price at the end of the period.
(4)	The unsecured Credit Facility may be increased to $650,000 under prescribed conditions.
(5)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended June 30, 2006

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended June 30, 2006				Three months ended June 30, 2005
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rent	$70,931	$5,904	$46	$76,881	$67,070	$5,134	$473	$72,677
Expense reimbursements	33,003	2,013	—	35,016	30,466	1,740	95	32,301
Percentage rent	1,626	10	—	1,636	2,171	39	51	2,261
Lease termination revenue	334	(37)	—	297	592	34	(9)	617
Other real estate revenues	4,295	224	—	4,519	3,192	116	—	3,308

TOTAL REAL ESTATE REVENUES	110,189	8,114	46	118,349	103,491	7,063	610	111,164

Property operating expenses:
CAM and real estate taxes	(30,670)	(1,581)	(3)	(32,254)	(28,273)	(1,731)	(147)	(30,151)
Utilities	(5,834)	(213)	—	(6,047)	(5,682)	(58)	(5)	(5,745)
Other property operating expenses	(6,502)	(682)	2	(7,182)	(4,875)	(236)	(20)	(5,131)

TOTAL PROPERTY OPERATING EXPENSES	(43,006)	(2,476)	(1)	(45,483)	(38,830)	(2,025)	(172)	(41,027)

NET OPERATING INCOME	67,183	5,638	45	72,866	64,661	5,038	438	70,137

Management company revenue	864	—	—	864	665	—	—	665
Interest and other income	496	—	—	496	254	—	—	254
Other:
General and administrative expenses	(10,133)	—	—	(10,133)	(10,203)	—	—	(10,203)
Income taxes	(163)	—	—	(163)	(441)	—	—	(441)
Interest expense (2)	(24,769)	(2,433)	—	(27,202)	(20,396)	(2,037)	—	(22,433)
Depreciation and amortization	(30,976)	(1,857)	—	(32,833)	(27,363)	(1,033)	(121)	(28,517)

Subtotal	2,502	1,348	45	3,895	7,177	1,968	317	9,462
Equity in income of partnerships	1,348	(1,348)	—	—	1,968	(1,968)		—
Gains on sales of real estate and interests in real estate	154	—	—	154	636	—		636
Minority interest	(182)	—	—	(182)	(1,138)	—		(1,138)

TOTAL CONTINUING OPERATIONS	3,822	—	45	3,867	8,643	—	317	8,960

Discontinued Operations:
Operating results from discontinued operations	45	—	(45)	—	317	—	(317)	—
Minority interest	(4)	—	—	(4)	(63)	—	—	(63)

TOTAL DISCONTINUED OPERATIONS	41	—	(45)	(4)	254	—	(317)	(63)

NET INCOME	3,863	—	—	3,863	8,897	—	—	8,897

Dividends on preferred shares	(3,403)	—	—	(3,403)	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$460	$—	$—	$460	$5,494	$—	$—	$5,494

(1)	Totals include PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $1,911 and $505 for the three months ended June 30, 2006 and June 30, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Six Months Ended June 30, 2006

Proportionate Consolidation Method (1)

(in thousands)

	Six months ended June 30, 2006				Six months ended June 30, 2005
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rent	$142,044	$11,709	$92	$153,845	$133,347	$10,419	$1,000	$144,766
Expense reimbursements	66,652	3,917	—	70,569	61,407	3,304	230	64,941
Percentage rent	3,764	69	—	3,833	4,505	61	50	4,616
Lease termination revenue	2,144	118	152	2,414	1,089	172	933	2,194
Other real estate revenues	7,988	410	—	8,398	6,120	238	—	6,358

TOTAL REAL ESTATE REVENUES	222,592	16,223	244	239,059	206,468	14,194	2,213	222,875

Property operating expenses:
CAM and real estate taxes	(62,022)	(3,221)	(9)	(65,252)	(56,464)	(3,082)	(307)	(59,853)
Utilities	(11,600)	(432)	—	(12,032)	(11,198)	(215)	(14)	(11,427)
Other property operating expenses	(12,442)	(1,128)	—	(13,570)	(10,424)	(1,018)	(43)	(11,485)

TOTAL PROPERTY OPERATING EXPENSES	(86,064)	(4,781)	(9)	(90,854)	(78,086)	(4,315)	(364)	(82,765)

NET OPERATING INCOME	136,528	11,442	235	148,205	128,382	9,879	1,849	140,110

Management company revenue	1,635	—	—	1,635	1,523	—	—	1,523
Interest and other income	886	—	—	886	444	—	—	444
Other:
General and administrative expenses	(20,496)	—	—	(20,496)	(19,421)	—	—	(19,421)
Executive separation	(3,985)	—	—	(3,985)	—	—	—	—
Income taxes	(241)	—	—	(241)	(441)	—	—	(441)
Interest expense (2)	(48,892)	(4,835)	—	(53,727)	(40,062)	(4,077)	—	(44,139)
Depreciation and amortization	(63,824)	(3,576)	—	(67,400)	(53,354)	(2,184)	(242)	(55,780)

Subtotal	1,611	3,031	235	4,877	17,071	3,618	1,607	22,296
Equity in income of partnerships	3,031	(3,031)	—	—	3,618	(3,618)	—	—
Gains on sales of real estate and interests in real estate	215	—	—	215	697	—	—	697
Minority interest	(564)	—	—	(564)	(2,490)	—	—	(2,490)

TOTAL CONTINUING OPERATIONS	4,293	—	235	4,528	18,896	—	1,607	20,503

Discontinued Operations:
Operating results from discontinued operations	235	—	(235)	—	1,607	—	(1,607)	—
Minority interest	(24)	—	—	(24)	(208)	—	—	(208)

TOTAL DISCONTINUED OPERATIONS	211	—	(235)	(24)	1,399	—	(1,607)	(208)

NET INCOME	4,504	—	—	4,504	20,295	—	—	20,295

Dividends on preferred shares	(6,806)	—	—	(6,806)	(6,806)	—	—	(6,806)

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$(2,302)	$—	$—	$(2,302)	$13,489	$—	$—	$13,489

(1)	Totals include PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $3,356 and $895 for the six months ended June 30, 2006 and June 30, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended June 30, 2006

(in thousands)

	Three months ended June 30, 2006				Three months ended June 30, 2005
SAME PROPERTY/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:
Base rent	$72,410	$4,425	$46	$76,881	$71,739	$789	$149	$72,677
Expense reimbursements	32,369	2,647	—	35,016	32,007	282	12	32,301
Percentage rent	1,629	7	—	1,636	2,189	72	—	2,261
Lease termination revenue	297		—	297	626	(9)	—	617
Other real estate revenues	4,383	136	—	4,519	3,296	12	—	3,308

TOTAL REAL ESTATE REVENUES	111,088	7,215	46	118,349	109,857	1,146	161	111,164

Property operating expenses:
CAM and real estate taxes	(30,088)	(2,162)	(4)	(32,254)	(29,762)	(373)	(16)	(30,151)
Utilities	(5,708)	(340)	1	(6,047)	(5,739)	(4)	(2)	(5,745)
Other property operating expenses	(6,890)	(294)	2	(7,182)	(5,052)	(78)	(1)	(5,131)

TOTAL PROPERTY OPERATING EXPENSES	(42,686)	(2,796)	(1)	(45,483)	(40,553)	(455)	(19)	(41,027)

NET OPERATING INCOME	$68,402	$4,419	$45	$72,866	$69,304	$691	$142	$70,137

	Three months ended June 30, 2006			Three months ended June 30, 2005
RETAIL SAME PROPERTY COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:
Base rent	$64,805	$7,605	$72,410	$64,200	$7,539	$71,739
Expense reimbursements	30,757	1,612	32,369	30,467	1,540	32,007
Percentage rent	1,615	14	1,629	2,159	30	2,189
Lease termination revenue	295	2	297	587	39	626
Other real estate revenues	4,339	44	4,383	3,269	27	3,296

TOTAL REAL ESTATE REVENUES	101,811	9,277	111,088	100,682	9,175	109,857

Property operating expenses:
CAM and real estate taxes	(28,484)	(1,604)	(30,088)	(28,035)	(1,727)	(29,762)
Utilities	(5,669)	(39)	(5,708)	(5,725)	(14)	(5,739)
Other property operating expenses	(6,585)	(305)	(6,890)	(5,109)	57	(5,052)

TOTAL PROPERTY OPERATING EXPENSES	(40,738)	(1,948)	(42,686)	(38,869)	(1,684)	(40,553)

NET OPERATING INCOME	$61,073	$7,329	$68,402	$61,813	$7,491	$69,304

(1)	Totals include PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2006

(in thousands)

	Six months ended June 30, 2006				Six months ended June 30, 2005
SAME PROPERTY/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:
Base rent	$139,427	$14,324	$94	$153,845	$138,874	$4,007	$1,885	$144,766
Expense reimbursements	62,677	7,894	(2)	70,569	62,534	1,873	534	64,941
Percentage rent	3,678	155	—	3,833	4,368	171	77	4,616
Lease termination revenue	2,180	83	151	2,414	1,259	3	932	2,194
Other real estate revenues	7,859	546	(7)	8,398	6,183	152	23	6,358

TOTAL REAL ESTATE REVENUES	215,821	23,002	236	239,059	213,218	6,206	3,451	222,875

Property operating expenses:
CAM and real estate taxes	(58,346)	(6,896)	(10)	(65,252)	(57,312)	(1,779)	(762)	(59,853)
Utilities	(11,005)	(1,027)	—	(12,032)	(11,106)	(19)	(302)	(11,427)
Other property operating expenses	(12,494)	(1,076)	—	(13,570)	(11,038)	(589)	142	(11,485)

TOTAL PROPERTY OPERATING EXPENSES	(81,845)	(8,999)	(10)	(90,854)	(79,456)	(2,387)	(922)	(82,765)

NET OPERATING INCOME	$133,976	$14,003	$226	$148,205	$133,762	$3,819	$2,529	$140,110

	Six months ended June 30, 2006			Six months ended June 30, 2005
RETAIL SAME PROPERTY COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:
Base rent	$124,285	$15,142	$139,427	$123,555	$15,319	$138,874
Expense reimbursements	59,398	3,279	62,677	59,153	3,381	62,534
Percentage rent	3,633	45	3,678	4,302	66	4,368
Lease termination revenue	2,178	2	2,180	1,081	178	1,259
Other real estate revenues	7,752	107	7,859	6,086	97	6,183

TOTAL REAL ESTATE REVENUES	197,246	18,575	215,821	194,177	19,041	213,218

Property operating expenses:
CAM and real estate taxes	(55,038)	(3,308)	(58,346)	(53,947)	(3,365)	(57,312)
Utilities	(10,923)	(82)	(11,005)	(11,024)	(82)	(11,106)
Other property operating expenses	(12,120)	(374)	(12,494)	(10,530)	(508)	(11,038)

TOTAL PROPERTY OPERATING EXPENSES	(78,081)	(3,764)	(81,845)	(75,501)	(3,955)	(79,456)

NET OPERATING INCOME	$119,165	$14,811	$133,976	$118,676	$15,086	$133,762

(1)	Totals include PREIT’s proportionate share of partnership operations “grossed up” to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings/(Loss) Per Share

(in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Income from continuing operations	$3,822	$8,643	$4,293	$18,896
Dividends on preferred shares	(3,403)	(3,403)	(6,806)	(6,806)

Income (loss allocable) from continuing operations available to common shareholders	419	5,240	(2,513)	12,090
Dividends on unvested restricted shares	(262)	(264)	(550)	(505)

Income/(loss) from continuing operations used to calculate earnings per share - basic	157	4,976	(3,063)	11,585
Minority interest in properties-continuing operations	36	40	—	85

Income/(loss) from continuing operations used to calculate earnings per share - diluted	$193	$5,016	$(3,063)	$11,670

Income from discontinued operations	$41	$254	$211	$1,399

Basic earnings per share:
Income/(loss) from continuing operations	$0.01	$0.14	$(0.08)	$0.32
Income from discontinued operations	0.00	0.01	0.00	0.04

	$0.01	$0.15	$(0.08)	$0.36

Diluted earnings per share:
Income/(loss) from continuing operations	$0.01	$0.13	$(0.08)	$0.32
Income from discontinued operations	0.00	0.01	0.00	0.04

	$0.01	$0.14	$(0.08)	$0.36

Weighted average of common shares outstanding	36,649	36,485	36,609	36,430

Weighted average of unvested restricted stock	(466)	(460)	(467)	(431)

Weighted average shares outstanding - basic	36,183	36,025	36,142	35,999

Weighted average effect of common share equivalents (1)	527	662	—	642

Total weighted average shares outstanding-diluted	36,710	36,687	36,142	36,641

(1)	Effect of common share equivalents are anti-dilutive due to the loss from continuing operations allocable to common shareholders, therefore the effect of common share equivalents is not included for the calculation of diluted EPS for the six months ended June 30, 2006.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended June 30,			Six months ended June 30,		Year Ended December 31,
	2006		2005(1)	2006	2005(1)	2005(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$3,863		$8,897	$4,504	$20,295	$57,629
Dividends on preferred shares	(3,403)		(3,403)	(6,806)	(6,806)	(13,612)

Net income (loss allocable) available to common shareholders	460		5,494	(2,302)	13,489	44,017
Minority interest	186		1,201	588	2,698	7,404
Gains on sales of interests in real estate	—		(636)	—	(636)	(5,586)
Gains/adjustment to gains on sales of interests in discontinued operations	—		—	—	—	(6,158)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	30,415		26,902	62,716	52,490	108,145
Unconsolidated partnerships	1,857		1,033	3,576	2,184	4,582
Discontinued operations	—		121	—	242	433

FFO	$32,918		$34,115	$64,578	$70,467	$152,837

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$32,918		$34,115	$64,578	$70,467	$152,837
Adjustments:
Straight line rent	(714)		(996)	(1,360)	(2,032)	(4,374)
Recurring capital expenditures	(2,577)		(2,466)	(3,408)	(3,286)	(15,357)
Tenant allowances	(4,241)		(4,692)	(7,439)	(7,699)	(18,201)
Capitalized leasing costs	(1,086)		(936)	(2,343)	(1,762)	(3,574)
Amortization of debt premium	(3,364)		(4,872)	(7,148)	(9,676)	(18,773)
Amortization of above and below market lease intangibles	(71)		260	62	2,032	1,384

FAD	$20,865		$20,413	$42,942	$48,044	$93,942

Weighted average of common shares outstanding	36,183		36,025	36,142	35,999	36,090

Weighted average of OP Units outstanding	4,144		4,686	4,147	4,635	4,580

Weighted average shares and OP Units outstanding-basic	40,327		40,711	40,289	40,634	40,670

Weighted average effect of common share equivalents	527		662	595	642	673

Total weighted average shares outstanding, including OP Units	40,854		41,373	40,884	41,276	41,343

Net income/(loss) per share (diluted)	$0.01		$0.14	$(0.08)	$0.36	$1.17

FFO per diluted share	$0.81		$0.82	$1.58	$1.71	$3.70
FAD per diluted share	$0.51		$0.49	$1.05	$1.16	$2.27

Dividend per Common Share	$0.57		$0.57	$1.14	$1.11	$2.25

PAYOUT RATIOS

Payout Ratio of FFO	63.9	%(3)				60.9%

Payout Ratio of FAD	105.6	%(3)				99.0%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended June 30, 2006.

Pennsylvania Real Estate Investment Trust

Summary of Executed Leases

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/Decrease in Base Rent psf	%Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:

1st Quarter	22	119,428	$17.84	$19.98	$2.14	12%	$1.54
2nd Quarter	40	92,261	27.18	31.58	4.40	16%	1.72

Total/Weighted Average	62	211,689	$21.91	$25.04	$3.12	14%	$1.62

Previously Vacant Space:

1st Quarter	36	147,378	$—	$21.13	$21.13	N/A	$2.91
2nd Quarter	45	264,547	—	15.95	15.95	N/A	0.66

Total/Weighted Average	81	411,925	$—	$17.80	$17.80	N/A	$1.47

Non-Anchor Renewal: (2)

1st Quarter	137	465,993	$21.64	$22.55	$0.91	4%	$0.10
2nd Quarter	119	312,399	24.16	26.04	1.88	8%	0.20

Total/Weighted Average	256	778,392	$22.90	$24.29	$1.39	6%	$0.15

Anchor Renewal: (2)

1st Quarter	2	244,805	$1.93	$1.93	$—	0%	$—
2nd Quarter	3	243,596	3.31	3.35	0.04	1%	—

Total/Weighted Average	5	488,401	$2.61	$2.63	$0.02	1%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	June 30, 2006			June 30, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average	$24.37	88.9%	85.4%	$23.47	90.5%	85.5%	3.8%	-1.7%	-0.1%
Power Centers and Strip Centers weighted average	$15.56	97.9%	96.7%	$15.47	97.1%	95.3%	0.6%	0.8%	1.4%
Retail Portfolio weighted average	$22.87	90.0%	87.1%	$22.27	91.3%	87.0%	2.7%	-1.3%	0.1%

Consolidated Properties	$23.20	89.2%	85.7%	$22.85	90.8%	83.9%	1.5%	-1.7%	1.8%
Unconsolidated Properties	$21.03	97.4%	96.3%	$19.50	95.8%	93.7%	7.8%	1.6%	2.5%
Same Properties	$23.72	88.9%	85.2%	$22.08	91.3%	85.5%	7.4%	-2.5%	-0.2%
New	$35.57	88.3%	88.3%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		June 30, 2006			June 30, 2005			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)
Sales per square foot over $400	36.3%
Lehigh Valley Mall		$32.01	$489	8.8%	$31.67	$461	9.1%	1.1%	6.0%	-0.3%
Cherry Hill Mall		37.41	474	12.9%	36.90	445	14.0%	1.4%	6.5%	-1.1%
Patrick Henry Mall		31.07	458	10.1%	31.77	443	9.3%	-2.2%	3.3%	0.8%
The Mall at Prince Georges		28.29	452	11.5%	26.28	429	11.4%	7.7%	5.5%	0.1%
Willow Grove Park		39.71	439	14.1%	38.66	424	14.1%	2.7%	3.4%	0.0%
Jacksonville Mall		24.08	435	9.2%	22.49	395	9.2%	7.1%	10.1%	0.1%
Dartmouth Mall		20.72	425	10.7%	19.62	430	11.1%	5.7%	-1.1%	-0.4%
Moorestown Mall		26.49	409	14.1%	24.87	390	14.6%	6.5%	5.1%	-0.4%
The Gallery at Market East		31.60	408	12.0%	32.65	396	11.6%	-3.2%	3.1%	0.4%

Sales per square foot between $350 - $400	13.7%
Springfield Mall		31.72	390	13.4%	N/A	N/A	N/A	N/A	N/A	N/A
Exton Square Mall		33.36	381	14.8%	36.62	366	15.3%	-8.9%	3.8%	-0.5%
Woodland Mall		37.88	374	20.0%	N/A	N/A	N/A	N/A	N/A	N/A
Viewmont Mall		24.09	373	11.1%	23.26	354	11.5%	3.6%	5.5%	-0.4%

Sales per square foot between $300 - $349	29.0%
Valley View Mall		16.29	344	11.1%	15.97	341	11.4%	2.0%	0.8%	-0.3%
Cumberland Mall		26.05	344	11.3%	23.73	360	10.8%	9.8%	-4.4%	0.6%
Wyoming Valley Mall		24.44	344	12.1%	22.85	338	11.9%	6.9%	1.7%	0.3%
Capital City		18.89	343	9.9%	18.42	340	9.8%	2.6%	1.0%	0.1%
Valley Mall		24.43	343	12.1%	23.19	325	12.2%	5.3%	5.5%	-0.1%
Orlando Fashion Square		26.10	336	13.8%	26.13	325	14.0%	-0.1%	3.2%	-0.3%
Francis Scott Key Mall		23.28	322	10.4%	22.35	306	10.1%	4.1%	5.1%	0.3%
Magnolia Mall		22.17	309	11.0%	21.16	321	10.8%	4.8%	-3.6%	0.3%
Palmer Park Mall		16.02	306	9.9%	16.74	295	9.7%	-4.3%	3.8%	0.3%
South Mall		21.30	305	11.2%	21.22	297	11.5%	0.4%	2.6%	-0.4%
Wiregrass Mall		22.11	302	10.1%	21.60	277	11.5%	2.3%	9.2%	-1.4%
Logan Valley Mall		26.67	302	12.8%	24.85	311	12.3%	7.3%	-3.0%	0.5%

Sales per square foot under $300	21.0%
Phillipsburg Mall		23.18	299	11.9%	23.07	322	11.6%	0.5%	-7.2%	0.3%
North Hanover Mall		20.22	294	9.4%	20.61	285	9.9%	-1.9%	3.0%	-0.5%
Washington Crown Center		16.37	293	11.7%	16.68	297	11.2%	-1.9%	-1.2%	0.5%
Uniontown Mall		19.76	283	10.6%	19.85	282	11.1%	-0.4%	0.5%	-0.5%
New River Valley Mall		15.43	283	9.6%	14.89	287	10.4%	3.6%	-1.5%	-0.8%
Gadsden Mall		18.18	278	11.2%	20.72	285	11.4%	-12.3%	-2.4%	-0.2%
Plymouth Meeting		17.89	270	12.6%	19.15	265	14.7%	-6.6%	2.2%	-2.1%
Nittany Mall		20.58	265	11.0%	20.94	264	11.9%	-1.7%	0.6%	-0.9%
Crossroads Mall		17.15	258	9.3%	16.89	271	9.4%	1.5%	-4.7%	-0.2%
Beaver Valley Mall		15.21	257	13.4%	16.42	255	14.1%	-7.4%	0.7%	-0.7%
Chambersburg Mall		17.85	252	10.6%	19.45	254	10.8%	-8.2%	-0.9%	-0.2%
Lycoming Mall		15.60	230	11.0%	15.17	237	12.0%	2.8%	-2.9%	-1.0%
Echelon Mall		19.37	207	14.5%	21.83	223	16.0%	-11.3%	-7.2%	-1.4%
Schuylkill Mall		11.12	173	9.4%	11.47	196	9.0%	-3.1%	-11.4%	0.4%

Enclosed Malls weighted average		$24.37	$348	11.9%	$23.47	$339	11.9%	3.8%	2.8%	0.1%

Consolidated Properties		$23.87	$340	12.1%	$23.11	$333	12.0%	3.3%	2.2%	0.0%
Unconsolidated Properties		$31.91	$449	10.4%	$31.67	$461	9.1%	0.8%	-2.6%	1.3%
Same Properties		$23.72	$346	11.6%	$23.47	$339	11.9%	1.1%	2.1%	-0.3%
New		$35.57	$382	16.9%	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent includes all non-anchor space owned by the Company.
(2)	Based on reported sales by tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Based on all comparable non-anchor tenants that have occupied their space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy

	June 30, 2006		June 30, 2005		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	90.7%	79.7%	89.9%	77.9%	0.8%	1.8%
Capital City	91.9%	86.1%	90.6%	83.8%	1.3%	2.4%
Chambersburg Mall	92.0%	82.8%	91.1%	80.9%	0.9%	2.0%
Cherry Hill Mall	62.9%	94.6%	92.1%	92.1%	-29.2%	2.5%
Crossroads Mall	93.7%	85.4%	95.4%	89.2%	-1.7%	-3.8%
Cumberland Mall	97.9%	96.3%	99.3%	98.5%	-1.4%	-2.1%
Dartmouth Mall	96.3%	93.9%	95.9%	93.2%	0.4%	0.7%
Echelon Mall	29.2%	48.4%	32.2%	53.2%	-2.9%	-4.8%
Exton Square Mall	92.6%	83.7%	92.5%	83.7%	0.0%	0.0%
Francis Scott Key Mall (1)	97.1%	93.8%	92.3%	84.2%	4.8%	9.6%
Gadsden Mall	93.0%	83.5%	95.1%	88.6%	-2.1%	-5.0%
The Gallery at Market East	87.0%	82.9%	84.1%	78.9%	2.9%	4.0%
Jacksonville Mall	95.8%	91.5%	98.0%	96.0%	-2.2%	-4.5%
Lehigh Valley Mall	95.3%	93.1%	90.9%	86.7%	4.5%	6.4%
Logan Valley Mall	96.6%	92.0%	96.9%	92.5%	-0.2%	-0.5%
Lycoming Mall (1)	96.8%	93.1%	89.1%	78.8%	7.7%	14.3%
Magnolia Mall	93.7%	84.3%	93.9%	84.5%	-0.2%	-0.2%
The Mall at Prince Georges	95.6%	89.7%	96.9%	92.7%	-1.3%	-3.0%
Moorestown Mall	92.9%	83.7%	93.9%	86.0%	-1.0%	-2.3%
New River Valley Mall (1)	98.0%	96.0%	76.0%	79.8%	22.1%	16.2%
Nittany Mall	92.8%	85.3%	92.6%	84.9%	0.2%	0.4%
North Hanover Mall	90.8%	74.3%	90.9%	74.9%	-0.1%	-0.7%
Orlando Fashion Square	91.2%	81.3%	90.7%	80.3%	0.5%	1.0%
Palmer Park Mall	100.0%	100.0%	98.9%	96.5%	1.1%	3.5%
Patrick Henry Mall	92.9%	86.1%	85.2%	94.5%	7.6%	-8.4%
Phillipsburg Mall	92.3%	82.1%	91.7%	80.5%	0.6%	1.6%
Plymouth Meeting	86.3%	80.1%	91.7%	88.3%	-5.4%	-8.2%
Schuylkill Mall	73.4%	62.7%	74.3%	64.7%	-1.0%	-2.0%
South Mall	92.8%	86.4%	92.9%	86.7%	-0.2%	-0.3%
Springfield Mall	92.7%	92.7%	N/A	N/A	N/A	N/A
Uniontown Mall	94.2%	85.4%	95.5%	88.7%	-1.3%	-3.3%
Valley Mall	98.8%	97.8%	99.1%	98.4%	-0.3%	-0.6%
Valley View Mall (1)	90.3%	85.9%	94.0%	91.6%	-3.8%	-5.7%
Viewmont Mall	99.2%	98.0%	99.3%	98.3%	-0.1%	-0.3%
Washington Crown Center	89.0%	79.7%	91.8%	84.9%	-2.8%	-5.2%
Willow Grove Park	66.0%	88.1%	93.5%	89.2%	-27.6%	-1.2%
Wiregrass Mall	80.6%	80.6%	83.8%	83.8%	-3.2%	-3.2%
Woodland Mall	85.9%	85.9%	N/A	N/A	N/A	N/A
Wyoming Valley Mall	93.8%	82.4%	96.8%	90.8%	-3.0%	-8.4%

Enclosed Malls weighted average	88.9%	85.4%	90.5%	85.5%	-1.7%	-0.1%

Consolidated Properties	88.6%	84.9%	90.5%	85.4%	-1.8%	-5.5%
Unconsolidated Properties	94.7%	93.0%	90.9%	86.7%	3.8%	6.3%
Same Properties	88.9%	85.2%	90.5%	85.5%	-1.6%	-0.2%
New	88.3%	88.3%	N/A	N/A	N/A	N/A

(1)	Reflects the decommissioning of space related to Redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	June 30, 2006			June 30, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power and Strip Centers
Christiana Power Center	$20.83	100.0%	100.0%	$20.66	100.0%	100.0%	0.8%	0.0%	0.0%
The Commons at Magnolia	13.72	98.9%	97.7%	12.38	100.0%	100.0%	10.8%	-1.1%	-2.3%
The Court at Oxford Valley	15.89	100.0%	100.0%	15.37	100.0%	100.0%	3.4%	0.0%	0.0%
Creekview Shopping Center	14.64	100.0%	100.0%	14.37	100.0%	100.0%	1.9%	0.0%	0.0%
Crest Plaza	16.89	96.6%	93.6%	14.63	98.1%	96.4%	15.5%	-1.5%	-2.8%
Metroplex Shopping Center	19.09	100.0%	100.0%	18.13	100.0%	100.0%	5.3%	0.0%	0.0%
Northeast Tower Center	14.83	96.6%	94.4%	14.88	95.1%	91.9%	-0.4%	1.5%	2.5%
Paxton Towne Centre	15.24	93.5%	90.3%	16.10	92.1%	87.9%	-5.4%	1.5%	2.3%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
South Blanding Village	9.60	97.9%	93.3%	9.56	97.9%	93.3%	0.4%	0.0%	0.0%
Springfield Park	21.49	87.8%	64.3%	24.14	84.2%	53.7%	-11.0%	3.6%	10.6%
Whitehall Mall	10.40	98.8%	97.4%	10.93	95.8%	90.5%	-4.8%	2.9%	6.8%

Weighted Average	$15.56	97.9%	96.7%	$15.47	97.1%	95.3%	0.6%	0.8%	1.4%

Consolidated Properties	$15.62	96.9%	94.7%	$15.59	96.4%	93.7%	0.2%	0.5%	0.9%
Unconsolidated Properties	$15.51	98.7%	98.0%	$15.38	97.6%	96.4%	0.9%	1.1%	1.6%
Same Properties	$15.56	97.9%	96.7%	$15.47	97.1%	95.3%	0.6%	0.8%	1.4%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent) (4)

(dollars in thousands)

	Number of Stores			GLA of Stores			Base Rent
Tenant	Minimum Rent	% Rent In Lieu of Minimum Rent or Common Area Costs (1)	Total	Minimum Rent	% Rent In Lieu of Minimum Rent or Common Area Costs (1)	Total	Annualized Base Rent	PREIT’s share of Annualized Minimum Rent (2)		Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	55	3	58	691,543	24,606	716,149	$13,745	$12,746		4.14%
Limited Brands, Inc.	86	18	104	526,552	77,264	603,816	13,296	12,507		4.07%
Foot Locker, Inc.	80	5	85	420,188	10,415	430,603	8,826	8,382		2.73%
JC Penney Company, Inc.	23	6	29	2,295,459	824,327	3,119,786	7,099	7,099		2.31%
Sears Holding Corporation	26	5	31	2,999,421	726,263	3,725,684	6,180	6,036		1.96%
Zale Corporation	91	0	91	76,278	—	76,278	6,185	5,905		1.92%
Luxottica Group S.p.A.	87	2	89	158,329	792	159,121	5,436	5,063		1.65%
American Eagle Outfitters, Inc.	32	2	34	176,288	8,813	185,101	4,778	4,567		1.49%
Sterling Jewelers, Inc.	45	0	45	64,942	—	64,942	4,622	4,434		1.44%
Hallmark Cards, Inc.	53	5	58	185,213	24,528	209,741	4,313	4,165		1.35%
Borders Group Inc.	33	1	34	211,133	4,203	215,336	4,112	3,846		1.25%
Regis Corporation	95	0	95	115,314	—	115,314	3,523	3,394		1.10%
The Finish Line, Inc.	32	4	36	148,042	22,187	170,229	3,236	3,184		1.04%
Transworld Entertainment Corp.	29	1	30	148,707	4,480	153,187	3,251	3,165		1.03%
The Bon-Ton Dept. Stores, Inc.	15	1	16	1,077,982	60,916	1,138,898	2,976	2,976		0.97%
Aeropostale, Inc.	34	0	34	115,732	—	115,732	2,976	2,826		0.92%
RadioShack Corporation	49	1	50	98,303	2,609	100,912	2,812	2,772		0.90%
GameStop Corp.	56	0	56	68,963	—	68,963	2,830	2,728		0.89%
Pacific Sunwear of California	34	5	39	109,316	17,828	127,144	2,783	2,691		0.88%
Genesco, Inc.	56	1	57	63,661	1,200	64,861	2,688	2,653		0.86%

Total Top 20 Tenants	1,011	60	1,071	9,751,366	1,810,431	11,561,797	$105,667	$101,139		32.89%

Total Retail Leases			3,538			23,770,763	$313,328	$307,524	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	PREIT’s share of annualized base rent is derived by annualizing 2nd quarter base rent. Straight line rent is not included in the base rent figures.
(4)	Tenant includes all brands and concepts of the tenant.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands)

Non-Anchors(1)

		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Base Rent psf
Holdovers (2)	161	393,998	3.3%	$9,658	$8,753	3.3%	$24.51
2006	190	385,955	3.2%	9,330	8,760	3.3%	24.17
2007	496	1,331,215	11.0%	29,707	28,358	10.6%	22.32
2008	421	1,219,810	10.1%	29,694	28,691	10.7%	24.34
2009	418	1,170,117	9.7%	29,777	28,768	10.8%	25.45
2010	436	1,406,358	11.6%	33,973	32,535	12.2%	24.16
2011	316	1,452,802	12.0%	33,398	29,457	11.0%	22.99
2012	231	995,190	8.2%	25,355	23,139	8.7%	25.48
2013	181	611,860	5.1%	15,786	14,539	5.4%	25.80
2014	156	567,141	4.7%	15,583	13,677	5.1%	27.48
2015	181	774,983	6.4%	20,181	17,906	6.7%	26.04
Thereafter	222	1,766,062	14.6%	34,693	32,625	12.2%	19.64

Total/Average	3,409	12,075,491	100.0%	$287,135	$267,208	100.0%	$23.78

Anchors(1)

		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Base Rent psf
Holdovers (2)	4	154,852	1.3%	$208	$208	0.6%	$1.34
2006	—	—	0.0%	—	—	0.0%	—
2007	7	570,912	4.9%	1,546	1,536	4.3%	2.71
2008	17	1,226,147	10.5%	3,548	3,548	9.9%	2.89
2009	12	929,598	7.9%	2,714	2,322	6.5%	2.92
2010	22	2,089,444	17.9%	6,144	6,144	17.2%	2.94
2011	23	1,885,550	16.1%	6,471	5,348	15.0%	3.43
2012	5	554,129	4.7%	1,027	990	2.8%	1.85
2013	6	453,533	3.9%	2,729	2,729	7.6%	6.02
2014	6	662,582	5.7%	2,081	2,081	5.8%	3.14
2015	1	85,212	0.7%	469	469	1.3%	5.50
Thereafter	26	3,083,313	26.4%	11,729	10,398	29.1%	3.80

Total/Average	129	11,695,272	100.0%	$38,666	$35,773	100.0%	$3.31

(1)	Only includes owned space.
(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Gross Leasable Area Summary as of June 30, 2006

	Owned GLA			GLA Not Owned	TOTAL GLA
	Anchors	Non-anchors	Total
Malls (1)
Beaver Valley Mall	511,267	431,631	942,898	204,770	1,147,668
Capital City Mall	204,301	286,713	491,014	120,000	611,014
Chambersburg Mall	241,690	212,308	453,998	—	453,998
Cherry Hill Mall	261,885	519,645	781,530	478,885	1,260,415
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,380	668,745	273,230	941,975
Dartmouth Mall	208,460	322,500	530,960	140,000	670,960
Echelon Mall	297,323	431,008	728,331	396,783	1,125,114
Exton Square Mall	440,301	369,989	810,290	277,468	1,087,758
Francis Scott Key Mall	291,620	253,480	545,100	139,333	684,433
Gadsden Mall	274,060	203,457	477,517	—	477,517
The Gallery at Market East	127,271	397,635	524,906	—	524,906
Jacksonville Mall	242,115	233,605	475,720	—	475,720
Lehigh Valley Mall	212,000	455,007	667,007	371,986	1,038,993
Logan Valley Mall	454,387	327,337	781,724	—	781,724
Lycoming Mall	321,441	337,746	659,187	120,000	779,187
Magnolia Mall	343,118	228,581	571,699	—	571,699
The Mall at Prince Georges	479,619	361,289	840,908	—	840,908
Moorestown Mall	408,356	315,705	724,061	321,200	1,045,261
New River Valley Mall	175,306	175,413	350,719	—	350,719
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	288,177	164,903	453,080	—	453,080
Orlando Fashion Square	491,999	436,627	928,626	155,576	1,084,202
Palmer Park Mall	314,235	138,874	453,109	—	453,109
Patrick Henry Mall	279,619	295,008	574,627	140,000	714,627
Phillipsburg Mall	326,170	246,380	572,550	—	572,550
Plymouth Meeting Mall	185,000	413,614	598,614	214,635	813,249
Schuylkill Mall	346,990	318,756	665,746	60,916	726,662
South Mall	188,858	214,905	403,763	—	403,763
Springfield Mall	—	221,514	221,514	367,176	588,690
Uniontown Mall	421,378	277,197	698,575	—	698,575
Valley Mall	294,348	364,968	659,316	243,400	902,716
Valley View Mall	96,357	235,283	331,640	254,596	586,236
Viewmont Mall	386,262	238,383	624,645	120,000	744,645
Washington Crown Center	245,401	290,548	535,949	140,095	676,044
Willow Grove Park	453,740	336,980	790,720	413,121	1,203,841
Wiregrass Commons	—	229,804	229,804	403,163	632,967
Woodland Mall	—	398,204	398,204	796,186	1,194,390
Wyoming Valley Mall	592,110	321,779	913,889	—	913,889

Total Malls (39 properties)	11,166,239	11,803,338	22,969,577	6,247,519	29,217,096

Power and Strip Centers
Christiana Power Center	190,814	111,595	302,409	—	302,409
Creekview Shopping Center	—	136,086	136,086	288,916	425,002
The Court at Oxford Valley	176,831	280,032	456,863	247,623	704,486
Crest Plaza Shopping Center	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	51,574	52,915	104,489	126,200	230,689
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Northeast Tower Center	119,388	182,521	301,909	175,311	477,220
Paxton Towne Centre	151,627	297,836	449,463	273,058	722,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
South Blanding Village	73,921	32,836	106,757	—	106,757
Springfield Park	83,539	43,432	126,971	145,669	272,640
Whitehall Mall	294,635	262,384	557,019	—	557,019

Total Power and Strip Centers (12 properties)	1,262,959	2,134,191	3,397,150	1,900,226	5,297,376

CONSOLIDATED RETAIL PROPERTIES	11,595,008	12,001,432	23,596,440	6,514,972	30,111,412
UNCONSOLIDATED PROPERTIES	834,190	1,936,097	2,770,287	1,632,773	4,403,060
TOTAL RETAIL PROPERTIES	12,429,198	13,937,529	26,366,727	8,147,745	34,514,472

(1)	Does not include 108,100 sf at Westgate anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2006

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	Same Store Redevelopment	100%	2002	1970/1991	15	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/11 (4)

Capital City Mall Camp Hill, PA	Same Store Redevelopment	100%	2003	1974/2005	1	JC Penney Hecht’s Sears	11/30/10 (4) 7/28/09

Chambersburg Mall (2) Chambersburg, PA	Same Store	89%	2003	1982	24	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07

Cherry Hill Mall Cherry Hill, NJ	Same Store Redevelopment	100%	2003	1961/1990	16	JC Penney Macy’s TBD	(4) (4) (5)

Crossroads Mall Beckley, WV	Same Store	100%	2003	1981	25	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08

Cumberland Mall Vineland, NJ	Same Store Redevelopment	100%	2005	1973/2003	3	Boscov’s Home Depot JC Penney Value City	(4) 10/31/19 11/30/08 7/31/08

Dartmouth Mall Dartmouth, MA	Same Store	100%	1997	1971/2000	6	JC Penney Sears Filene’s	7/31/09 4/12/16 (4)

Echelon Mall Voorhees, NJ	Same Store Redevelopment	100%	2003	1970/1998	8	Boscov’s Strawbridge’s	(4) (4)

Exton Square Mall Exton, PA	Same Store	100%	2003	1973/2000	6	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 (4) 1/31/20 (4)

Francis Scott Key Mall (2) Frederick, MD	Same Store Redevelopment	89%	2003	1978/1991	15	Hecht’s Sears JC Penney Value City	(4) 7/31/08 9/30/11 6/30/10

Gadsden Mall Gadsden, AL	Same Store	100%	2005	1974/1990	16	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09

The Gallery at Market East (3) Philadelphia, PA	Same Store	100%	2003	1977/1990	16	K-Mart Burlington Coat Factory TBD	N/A 2/28/2032

Jacksonville Mall Jacksonville, NC	Same Store	100%	2003	1981/1998	8	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	Same Store Redevelopment	50%	1973	1977/1996	10	Macy’s JC Penney	7/31/12 (4)

Logan Valley Mall Altoona, PA	Same Store	100%	2003	1960/1997	9	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16

Lycoming Mall (2) Pennsdale, PA	Same Store Redevelopment	89%	2003	1978/1990	16	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/11 10/31/10 (4) 7/31/08 7/31/08

Magnolia Mall Florence, SC	Same Store Redevelopment	100%	1997	1979/1992	14	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/07 10/16/09

The Mall at Prince Georges Hyattsville, MD	Same Store	100%	1998	1959/2004	2	JC Penney Hecht’s Target	7/31/11 10/31/08 1/31/10

Moorestown Mall Moorestown, NJ	Same Store	100%	2003	1963/2000	6	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 (4) 10/5/22 (4)

New River Valley Mall (2) Christiansburg, VA	Same Store Redevelopment	89%	2003	1988	18	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
Nittany Mall (2) State College, PA	Same Store	89%	2003	1968/1990	16	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 (4) 8/31/10

North Hanover Mall (2) Hanover, PA	Same Store	89%	2003	1967/1999	7	Bon-Ton JC Penney Black Rose Antiques Sears	9/30/06 1/31/11 N/A 11/30/09

Orlando Fashion Square Orlando, FL	Same Store	100%	2004	1973/2003	3	Burdines-Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 (4)

Palmer Park Mall Easton, PA	Same Store	100%	1972/2003	1972/1998	8	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall(2) Newport News, VA	Same Store Redevelopment	89%	2003	1988/2005	1	Dillard’s JC Penney Hecht’s	9/22/13 10/31/15 (4)

Phillipsburg Mall(2) Phillipsburg, NJ	Same Store	89%	2003	1989/2003	3	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25

Plymouth Meeting Mall Plymouth Meeting, PA	Same Store Redevelopment	100%	2003	1966/1999	7	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 (4)

Schuylkill Mall Frackville, PA	Same Store	100%	2003	1980/1991	15	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 (4) 12/31/04

South Mall (2) Allentown, PA	Same Store	89%	2003	1975/1992	14	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11

Springfield Mall Springfield, PA	New	50%	2005	1974/1997	9	Macy’s TBD	(4) (5)

Uniontown Mall (2) Uniontown, PA	Same Store	89%	2003	1972/1990	16	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07

Valley Mall Hagerstown, MD	Same Store	100%	2003	1974/1999	7	Sears JC Penney Bon-Ton Hecht’s	(4) 10/3/09 1/31/14 (4)

Valley View Mall La Crosse, WI	Same Store Redevelopment	100%	2003	1980/2001	5	JC Penney Herberger’s Marshall Fields Sears	7/31/10 (4) (4) (4)

Viewmont Mall (2) Scranton, PA	Same Store	89%	2003	1968/1996	10	JC Penney Sears Kaufmann’s	10/31/10 12/31/10 (4)

Washington Crown Center (2) Washington, PA	Same Store	89%	2003	1969/1999	7	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 (4)

Willow Grove Park Willow Grove, PA	Same Store Redevelopment	100%	2000/2003	1982/2001	5	Sears Bloomingdale’s Macy’s TBD	(4) (4) 1/31/22 (5)

Wiregrass Commons Dothan, AL	Same Store	100%	2003	1986/1999	7	Dillard’s JC Penney McRaes Parisian	(4) (4) (4) (4)

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
Woodland Mall Grand Rapids, MI	New	100%	2005	1968/1998	8	JCPenney Sears Marshall Fields Kohl’s	(4) (4) (4) (4)

Wyoming Valley Mall Wilkes-Barre, PA	Same Store	100%	2003	1974/1995	11	Bon-Ton JC Penney Sears Kaufmann’s	1/31/12 1/31/07 8/1/11 1/31/07

POWER CENTERS
Christiana Power Center Newark, DE	Same Store	100%	1998	1998	8	Costco Dick’s Sporting Goods	1/31/19 11/30/13

Creekview Shopping Center Warrington, PA	Same Store	100%	1999	2001	5	Target Lowe’s Genuardi’s	(4) (4) 12/31/21

Metroplex Shopping Center (3) Plymouth Meeting, PA	Same Store	50%	1999	2001	5	Target Lowe’s Giant	(4) (4) 2/28/21

Northeast Tower Center Philadelphia, PA	Same Store	100%	1998/1999	1997/1998	8	Home Depot Petsmart Raymour & Flanigan Wal-Mart	(4) 2/28/12 (4) 1/31/14

Paxton Towne Centre Harrisburg, PA	Same Store	100%	1999	2001	5	Target Kohl’s Weis Markets Costco	(4) 1/25/21 11/30/20 (4)

Red Rose Commons (3) Lancaster, PA	Same Store	50%	1998	1998	8	Weis Markets Home Depot	(4) (4)

The Court at Oxford Valley (3) Langhorne, PA	Same Store	50%	1997	1996	10	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 (4) 4/15/11 (4) 2/14/17

Whitehall Mall (4) Allentown, PA	Same Store	50%	1964	1964/1998	8	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10

STRIP CENTERS
Crest Plaza Shopping Center Allentown, PA	Same Store	100%	1964	1959/2003	3	Weis Market Target	1/31/07 (4)

South Blanding Village Jacksonville, FL	Same Store	100%	1988/1990	1986	20	Staples Food Lion	9/30/08 7/31/08

Springfield Park Springfield, PA	Same Store	50%	1997/1998	1997/1998	8	Target Bed, Bath & Beyond LA Fitness	(4) 1/31/09 3/31/17

The Commons at Magnolia Florence, SC	Same Store	100%	1999	1991/2002	4	Goody’s Target	5/31/12 (4)

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3)	Property is managed by a third party.
(4)	Space is not owned by PREIT.
(5)	Former Strawbridge’s locations purchased by PREIT.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	June 30, 2006				December 31, 2005
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Retail properties	$2,843,348	$175,779	$—	$3,019,127	$2,807,575	$169,301	$8,268	$2,985,144
Construction in progress	169,256	8,176	—	177,432	55,368	2,220	—	57,588
Land held for development	5,616	—	—	5,616	5,616	—	—	5,616
Other properties	—	—	1,489	1,489	—	—	1,504	1,504

TOTAL INVESTMENTS IN REAL ESTATE	3,018,220	183,955	1,489	3,203,664	2,868,559	171,521	9,772	3,049,852
Accumulated depreciation	(264,916)	(36,265)	—	(301,181)	(220,788)	(32,459)	—	(253,247)

Net investments in real estate	2,753,304	147,690	1,489	2,902,483	2,647,771	139,062	9,772	2,796,605

Investments in partnerships, at equity	39,869	(39,869)	—	—	41,536	(41,536)	—	—
Other assets:
Cash and cash equivalents	23,036	4,639	—	27,675	21,642	4,186	—	25,828
Rents and other receivables	38,832	10,697	—	49,529	46,492	11,407	—	57,899
Assets held for sale	1,505	—	(1,489)	16	17,720	—	(9,772)	7,948
Intangible assets	154,257	—	—	154,257	173,594	—	—	173,594
Deferred costs and other assets, net of accumulated amortization	93,173	7,793	—	100,966	69,792	12,151	—	81,943

TOTAL OTHER ASSETS	350,672	(16,740)	(1,489)	332,443	370,776	(13,792)	(9,772)	347,212

TOTAL ASSETS	$3,103,976	$130,950	$—	$3,234,926	$3,018,547	$125,270	$—	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,584,052	$137,820	$—	$1,721,872	$1,332,066	$134,500	$17,114	$1,483,680
Debt premium on mortgage notes payable	33,337	—	—	33,337	40,066	—	—	40,066
Credit Facility	300,000	—	—	300,000	342,500	—	—	342,500
Corporate notes payable	—	—	—	—	94,400	—	—	94,400
Investments in partnerships, deficit balances	12,743	(12,743)	—	—	13,353	(13,353)	—	—
Liabilities related to assets held for sale	7	—	—	7	18,233	—	(17,114)	1,119
Other liabilities	100,156	5,873	—	106,029	82,733	4,123	—	86,856

TOTAL LIABILITIES	2,030,295	130,950	—	2,161,245	1,923,351	125,270	—	2,048,621

Minority interest	113,186	—	—	113,186	118,320	—	—	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	36,660	—	—	36,660	36,521	—	—	36,521
Preferred shares at $0.01 par	25	—	—	25	25	—	—	25
Capital contributed in excess of par	903,466	—	—	903,466	899,439	—	—	899,439
Accumulated other comprehensive income	27,924	—	—	27,924	4,377	—	—	4,377
(Distributions in excess of net income)/Retained earnings	(7,580)	—	—	(7,580)	36,514	—	—	36,514

TOTAL SHAREHOLDERS’ EQUITY	960,495	—	—	960,495	976,876	—	—	976,876

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$3,103,976	$130,950	$—	$3,234,926	$3,018,547	$125,270	$—	$3,143,817

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	June 30, 2006				December 31, 2005
	Malls	Power and Strip Centers	Corporate and Other Properties	Total	Malls	Power and Strip Centers	Corporate and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,816,450	$287,441	$99,773	$3,203,664	$2,720,316	$287,219	$42,317	$3,049,852
Accumulated depreciation	(244,030)	(47,826)	(9,325)	(301,181)	(201,176)	(52,071)	—	(253,247)

Net investments in real estate	2,572,420	239,615	90,448	2,902,483	2,519,140	235,148	42,317	2,796,605

Other assets:
Cash	13,217	3,007	11,451	27,675	16,288	3,674	5,866	25,828
Rents and other receivables	32,037	13,992	3,500	49,529	35,698	14,805	7,396	57,899
Assets held for sale	—	—	16	16	7,861	87	—	7,948
Intangible assets	142,428	—	11,829	154,257	161,765	—	11,829	173,594
Deferred costs and other assets, net of accumulated amortization	38,893	8,564	53,509	100,966	38,910	12,002	31,031	81,943

Total other assets	226,575	25,563	80,305	332,443	260,522	30,568	56,122	347,212

TOTAL ASSETS	$2,798,995	$265,178	$170,753	$3,234,926	$2,779,662	$265,716	$98,439	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,628,407	$93,465	$—	$1,721,872	$1,393,727	$89,953	$—	$1,483,680
Debt premium on mortgage notes payable	32,546	791	—	33,337	39,094	972	—	40,066
Credit Facility	—	—	300,000	300,000	—	—	342,500	342,500
Corporate notes payable	—	—	—	—	—	—	94,400	94,400
Liabilities related to assets held for sale	—	—	7	7	1,094	4	21	1,119
Other liabilities	57,045	2,868	46,116	106,029	49,531	4,014	33,311	86,856

TOTAL LIABILITIES	1,717,998	97,124	346,123	2,161,245	1,483,446	94,943	470,232	2,048,621

Minority interest	2,705	—	110,481	113,186	3,016	—	115,304	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	36,660	36,660	—	—	36,521	36,521
Preferred shares at $0.01 par	—	—	25	25	—	—	25	25
Capital contributed in excess of par	—	—	903,466	903,466	—	—	899,439	899,439
Accumulated other comprehensive income	—	—	27,924	27,924	—	—	4,377	4,377
(Distributions in excess of net income)/Retained earnings	—	—	(7,580)	(7,580)	—	—	36,514	36,514
Net investment	1,078,292	168,054	(1,246,346)	—	1,293,200	170,773	(1,463,973)	—

TOTAL SHAREHOLDERS’ EQUITY	1,078,292	168,054	(285,851)	960,495	1,293,200	170,773	(487,097)	976,876

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,798,995	$265,178	$170,753	$3,234,926	$2,779,662	$265,716	$98,439	$3,143,817

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate

(in thousands)

	June 30, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$56,390	$6,693	$49,697	$56,003	$5,844	$50,159
Capital City Mall	90,581	5,853	84,728	88,628	4,550	84,078
Chambersburg Mall (2)	35,358	2,628	32,730	35,238	2,094	33,144
Cherry Hill Mall	227,908	16,301	211,607	209,683	13,478	196,205
Crossroads Mall	32,973	2,900	30,073	32,269	2,318	29,951
Cumberland Mall	57,157	1,725	55,432	55,236	1,082	54,154
Dartmouth Mall	60,598	15,168	45,430	60,548	13,719	46,829
Echelon Mall	18,931	3,596	15,335	18,175	3,043	15,132
Exton Square Mall	145,161	11,311	133,850	144,828	9,699	135,129
Francis Scott Key Mall (2)	64,956	4,579	60,377	62,262	3,624	58,638
Gadsden Mall	50,505	1,666	48,839	50,448	1,016	49,432
The Gallery at Market East	78,340	5,672	72,668	78,034	4,580	73,454
Jacksonville Mall	68,122	5,117	63,005	67,272	4,109	63,163
Logan Valley Mall	91,969	7,996	83,973	91,916	6,449	85,467
Lycoming Mall (2)	63,794	4,005	59,789	57,216	3,207	54,009
Magnolia Mall	67,646	11,867	55,779	65,587	10,986	54,601
The Mall at Prince Georges	94,516	17,127	77,389	92,675	15,668	77,007
Moorestown Mall	76,797	9,506	67,291	76,654	8,066	68,588
New River Valley Mall (2)	36,654	2,295	34,359	31,506	1,834	29,672
Nittany Mall (2)	40,499	2,903	37,596	39,587	2,281	37,306
North Hanover Mall (2)	29,364	2,315	27,049	29,015	1,842	27,173
Orlando Fashion Square	111,170	4,669	106,501	109,718	3,125	106,593
Palmer Park Mall	33,595	8,136	25,459	33,543	7,637	25,906
Patrick Henry Mall (2)	132,828	8,414	124,414	131,103	5,976	125,127
Phillipsburg Mall (2)	49,194	3,604	45,590	49,162	2,914	46,248
Plymouth Meeting Mall	83,420	7,401	76,019	81,746	6,246	75,500
Schuylkill Mall	8,400	889	7,511	8,268	—	8,268
South Mall (2)	27,874	2,013	25,861	27,110	1,627	25,483
Uniontown Mall (2)	35,284	3,268	32,016	35,127	2,615	32,512
Valley Mall	86,438	7,351	79,087	86,301	5,930	80,371
Valley View Mall	64,002	4,218	59,784	61,167	3,399	57,768
Viewmont Mall (2)	78,095	5,063	73,032	77,311	4,069	73,242
Washington Crown Center (2)	42,716	4,913	37,803	42,538	3,984	38,554
Westgate Anchor Pad	3,450	—	3,450	3,400	—	3,400
Willow Grove Park	194,222	19,392	174,830	176,107	16,687	159,420
Wiregrass Mall	37,523	2,748	34,775	37,459	2,245	35,214
Woodland Mall	175,476	2,680	172,796	160,044	24	160,020
Wyoming Valley Mall	92,337	6,054	86,283	91,736	4,860	86,876

Total Consolidated Malls	2,744,243	232,036	2,512,207	2,654,620	190,827	2,463,793

Unconsolidated Malls
Lehigh Valley Mall	18,417	10,497	7,920	17,953	10,223	7,730
Springfield Mall	53,790	1,498	52,292	47,743	126	47,617

Total Unconsolidated Malls	72,207	11,995	60,212	65,696	10,349	55,347

TOTAL MALLS	$2,816,450	$244,031	$2,572,419	$2,720,316	$201,176	$2,519,140

(1)	Includes development and construction in process costs at operating properties.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (continued)

(in thousands)

	June 30, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Power Center	$40,755	$7,087	$33,668	$40,705	$6,527	$34,178
Creekview	19,098	4,231	14,867	19,095	3,772	15,323
Northeast Tower Center	33,660	4,678	28,982	33,661	4,240	29,421
Paxton Towne Centre	54,051	8,433	45,618	53,893	7,622	46,271
Crest Plaza	16,229	2,816	13,413	16,261	2,476	13,785
South Blanding Village	9,505	3,691	5,814	9,505	3,594	5,911
The Commons at Magnolia	9,784	1,944	7,840	9,784	1,732	8,052

Total Consolidated Power Centers/Strips	183,082	32,880	150,202	182,904	29,963	152,941

Unconsolidated Power Centers/Strips
The Court at Oxford Valley	27,735	5,843	21,892	27,702	5,550	22,152
Metroplex Shopping Center	42,024	8,341	33,683	42,024	7,568	34,456
Red Rose Commons	11,942	2,132	9,810	11,942	1,974	9,968
Whitehall Mall	15,637	6,443	9,194	15,627	6,204	9,423
Springfield Park	7,021	873	6,148	7,020	812	6,208

Total Unconsolidated Power Centers/Strips	104,359	23,632	80,727	104,315	22,108	82,207

TOTAL POWERS AND STRIP CENTERS	287,441	56,512	230,929	287,219	52,071	235,148

Development Properties
Lacey Plaza, Lacey Twp, NJ	16,729	—	16,729	16,041	—	16,041
New Garden Town Center, New Garden Twp, PA	33,283	—	33,283	8,683	—	8,683
New River Valley Retail Center, Christianburg, VA	4,691	—	4,691	4,500	—	4,500
Springhills, Gainesville, FL	24,952	—	24,952	—	—	—
The Plaza at Magnolia	5,624	—	5,624	4,463	—	4,463

Total Development Properties	85,279	—	85,279	33,687	—	33,687

Unconsolidated Development Properties
Pavilion at Market East	7,389	638	6,751	1,510	—	1,510

Total Unconsolidated Development Properties	7,389	638	6,751	1,510	—	1,510

Other Properties
P&S Building	1,489	—	1,489	1,504	—	1,504
Land held for development	5,616	—	5,616	5,616	—	5,616

Total Other Properties	7,105	—	7,105	7,120	—	7,120

TOTAL INVESTMENT IN REAL ESTATE	$3,203,664	$301,181	$2,902,483	$3,049,852	$253,247	$2,796,605

CONSOLIDATED PROPERTIES	$3,019,709	$264,916	$2,754,793	$2,878,331	$220,790	$2,657,541

UNCONSOLIDATED PROPERTIES	183,955	36,265	147,690	171,521	32,457	139,064

TOTAL INVESTMENT IN REAL ESTATE	$3,203,664	$301,181	$2,902,483	$3,049,852	$253,247	$2,796,605

(1)	Includes development and construction in process costs at operating properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of June 30, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF EXPECTED SPENDING COMPLETED
		(in millions)	(in millions)
ENCLOSED MALL
Capital City Mall Camp Hill, PA	640,000	$ 12.0	$ 9.0	10.5%	1Q05	4Q05	1Q07	75%

The existing food court was redeveloped into new specialty retail space; a new eight-bay food court and two family-themed restaurants added.

Patrick Henry Mall Newport News, VA	710,000	29.4	24.0	9.8%	1Q05	4Q05	4Q06	82%

Dillard’s Men’s store was merged with Dillard’s; addition of Dick’s Sporting Goods, Borders, Red Robin restaurant, and new mall shops.

Cumberland Mall Vineland, NJ	950,000	5.3	4.0	10.6%	2Q05	1Q06	1Q07	75%

A Best Buy was added on land adjacent to the Cumberland Mall. An additional 10,000 square feet of outparcel space will also be added.

New River Valley Mall Christiansburg, VA	440,000	24.9	5.9	8.1%	4Q05	1Q06	3Q07	24%

Regal Cinemas will be relocated and expanded into a free-standing 14 screen theater; addition of Dick’s Sporting Goods and Red Robin restaurant.

Valley View Mall LaCrosse, WI	600,000	4.3	2.9	11.6%	4Q05	4Q06	4Q06	67%

An in-line 31,000 square foot Barnes & Noble will be added to the mall.

Francis Scott Key Mall Frederick, MD	720,000	3.5	1.9	9.5%	1Q06	3Q06	1Q07	54%

An in-line 27,000 square foot Barnes & Noble will be added to the mall.

Lehigh Valley Mall Allentown, PA	1,180,000	21.5	0.4	8.5%	3Q06	3Q07	1Q08	2%

A Lifestyle Center will be added with shops and restaurants; a 28,000 square foot Barnes & Noble will be added as well.

Lycoming Mall Pennsdale, PA	830,000	17.0	7.4	11.3%	1Q06	3Q06	4Q06	44%

Dick’s Sporting Goods, Borders and Old Navy will occupy in-line space; Best Buy will open an outparcel location. A cosmetic renovation is also planned.

Magnolia Mall Florence, SC	630,000	15.5	1.0	10.0%	2Q06	1Q07	1Q07	6%

A 28,000 square foot Barnes & Noble will be added to the mall as in-line space next to Belk. Dick’s Sporting Goods plans to open a 45,000 square foot store between JC Penney and Sears.

Beaver Valley Mall Monaca, PA	1,160,000	9.2	0.2	9.5%	3Q06	3Q07	3Q07	2%

A 45,000 square foot Dick’s Sporting Goods will be added to the mall.

Plymouth Meeting Mall Plymouth Meeting, PA	TBD	53.4	20.5	9.5%	4Q06	4Q07	1Q08	38%

A 200,000 square foot lifestyle addition will include a 70,000 square foot Whole Foods market and 4 to 5 themed restaurants.

Cherry Hill Mall (2) Cherry Hill, NJ	1,400,000	58.0	18.3	7.2%	1Q07	4Q07	TBD	32%

Phase I includes the addition of Bistro Row and new leasable area.

Willow Grove Park Willow Grove, PA	1,250,000	54.4	17.4	7.8%	1Q07	2Q07	1Q08	32%

Boscov’s will occupy a portion of the former Strawbridge’s space; balance to be reconfigured as a lifestyle/entertainment component

MIXED USE
Echelon Mall (Voorhees Town Center) (3) Voorhees, NJ	TBD	TBD	2.2	TBD	TBD	TBD	TBD	TBD

Redevelopment plans for the Echelon Mall include reducing the mall size to allow development of a mixed-use town center with 425 residential units, street-level retail and a new grocery store at the eastern half of the property, together with renaming the property as Voorhees Town Center.

Total Redevelopment Activity	10,510,000	$308.4	$115.1	8.8%

(1)	GLA includes tenants that purchased their respective land.
(2)	Return represents only the portion applicable to the $40 million Bistro addition. We are currently evaluating opportunities to redevelop the Strawbridge’s anchor position.
(3)	For more information, see PREIT’s press release from September 14, 2005.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of June 30, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF SPENDING COMPLETED	% LEASED	% OCCUPIED
		(in millions)	(in millions)
POWER CENTERS
Lacey Plaza (2) Lacey Township, NJ	261,000	$50.3	$16.7	6.3%	3Q06	2Q07	3Q07	33%	51%	0%

A retail shopping center will be anchored by Home Depot. The balance of the center is comprised of in-line stores and outparcels.

The Plaza at Magnolia Florence, SC	252,000	11.3	7.3	8.9%	1Q06	3Q06	3Q07	65%	59%	0%

A 252,000 square foot power center is under construction across the street from Magnolia Mall with Home Depot as anchor. Home Depot opened July 2006.

Monroe Retail Center Selinsgrove, PA	680,000	55.7	1.3	9.1%	2Q07	2Q08	3Q08	2%	0%	0%

A 680,000 square foot power center is planned. PREIT purchased 9 of the proposed 125 acres in July 2006.

New River Valley Retail Center Christiansburg, VA	170,000	26.8	4.7	8.3%	4Q06	3Q07	4Q07	18%	0%	0%

A power center is planned adjacent to the existing New River Valley Mall. Best Buy lease executed July 2006.

MIXED USE
Springhills Gainesville, FL	TBD	TBD	24.9	TBD	TBD	TBD	TBD	N/A	N/A	0%

PREIT has purchased 540 acres of land for $21.5 million. The Company’s plans include a mixed-use development program.

New Garden Town Center New Garden Township, PA	715,000	82.1	33.2	9.4%	1Q08	3Q09	4Q09	40%	0%	0%

Retail and mixed use components.

OTHER
Valley View Downs(3) South Beaver Township, PA	300,000	10.0	1.3	(3)	TBD	TBD	TBD	13%	N/A	0%

PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.

Pavilion at Market East (4) Philadelphia, PA	TBD	TBD	1.6	TBD	TBD	TBD	TBD	N/A	N/A	0%

TBD

Total Development Activity	2,378,000	$236.2	$91.0	8.5%

(1)	GLA includes tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	Home Depot is expected to open in 2Q07 with the balance of Phase I open in Q307.
(3)	Our acquisition of the site and the construction of the racetrack require the issuance to Valley View Downs (an unaffiliated entity) (“Valley View”) of the sole remaining unissued harness racetrack license in Pennsylvania. The construction of the casino requires the issuance of a gaming license to Valley View. Valley View had been one of two applicants for the racing license. In November 2005, the Harness Racing Commission issued an order denying award of the racing license to both of the applicants. In December 2005, Valley View filed a motion for reconsideration with the Commission. In addition, Valley View filed an appeal of the ruling in the Pennsylvania Commonwealth Court. In June 2006, the Commonwealth Court affirmed the denial of the license to Valley View. In June and July 2006, Valley View and the Commission filed appeals with the Supreme Court of Pennsylvania. The parties are awaiting action by the Court with respect to these appeals. We are unable to predict whether Valley View will be issued the racing license or the gaming license.
(4)	The Partnership’s development plans for the Pavilion at Market East are under review. The company retains a 40% interest in the partnership.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended June 30, 2006			Six months ended June 30, 2006
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
New development projects	$6,264	$—	$6,264	$52,740	$—	$52,740
Redevelopment projects with incremental GLA and/or anchor replacement	50,398	—	50,398	62,666	—	62,666
Tenant allowances	4,241	—	4,241	7,308	131	7,439
Recurring capital expenditures:
CAM expenditures	—	—	—	297	10	307
Non-CAM expenditures	1,958	7	1,965	2,302	7	2,309
Renovation with no incremental GLA	240	372	612	420	372	792

Total recurring capital expenditures	2,198	379	2,577	3,019	389	3,408

Total	$63,101	$379	$63,480	$125,733	$520	$126,253

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2006

(in thousands)

	Outstanding Debt (1)
	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage notes payable	$1,617,389	78.7%	$—	0.0%	$1,617,389	78.7%
Unconsolidated mortgage notes payable	95,637	4.7%	42,183	2.0%	137,820	6.7%
Credit Facility	—	0.0%	300,000	14.6%	300,000	14.6%

TOTAL OUTSTANDING DEBT	$1,713,026	83.4%	$342,183	16.6%	$2,055,209	100.0%

AVERAGE INTEREST RATE	6.43%		6.38%		6.42%

(1)	Includes debt premium

		Average Debt Balance
		Mortgage Debt (1)	REMIC (1)	Total Mortgages	Credit Facility	TOTAL
Beginning Balance	3/31/2006	$1,312,103	$447,956	$1,760,059	$238,000	$1,998,059
Pavilion East Adjustment	4/1/2006	4,473		4,473	—	4,473
Credit Facility Repayment	4/13/2006				(5,000)	(5,000)
Credit Facility Repayment	4/28/2006				(7,000)	(7,000)
Credit Facility Borrowing	5/3/2006				4,000	4,000
Credit Facility Borrowing	5/15/2006				8,000	8,000
Credit Facility Borrowing	6/2/2006				34,000	34,000
Credit Facility Repayment	6/9/2006				(10,000)	(10,000)
Credit Facility Borrowing	6/15/2006				38,000	38,000
Credit Facility Repayment	6/23/2006				(13,000)	(13,000)
Credit Facility Borrowing	6/28/2006				13,000	13,000
Debt Amortization (2)		(4,722)	(4,601)	(9,323)	—	(9,323)

Ending Balance	6/30/2006	$1,311,854	$443,355	$1,755,209	$300,000	$2,055,209

Weighted Average Balance		$1,312,103	$447,956	$1,760,059	$244,295	$2,004,354

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium.

	Debt Maturities
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Total Debt
2006	$12,350	$6,675	$21,750	$—	$40,775
2007	25,192	12,848	82,063	—	120,103
2008	40,772	9,789	511,693	—	562,254
2009	16,239	1,283	62,380	300,000	379,902
2010	17,137	1,174	1,412	—	19,723
2011	17,825	1,152	44,452	—	63,429
2012	14,876	416	306,580	—	321,872
2013	9,816	—	110,458	—	120,274
Thereafter	20,097	—	406,780	—	426,877

	$174,304	$33,337	$1,547,568	$300,000	$2,055,209

(1)	The weighted average period to mortgage maturity is 5.3 years.

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$120,000	4.69%	10/31/2007
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2006

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Beaver Valley Mall	$46,113	$—	$46,113	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	51,929	4,793	56,722	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	18,165	904	19,069	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	198,194	—	198,194	5.42%	5.42%	13,510	177,689	2012
The Court at Oxford Valley	20,259	—	20,259	8.02%	8.02%	2,319	15,667	2011
Crossroads Mall	13,095	389	13,484	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	43,147	2,225	45,372	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,557	—	3,557	5.00%	5.00%	206	—	2017
Dartmouth Mall	66,876	—	66,876	4.95%	4.95%	4,484	57,594	2013
Exton Square Mall	96,559	3,943	100,502	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	31,790	1,581	33,371	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	24,523	1,220	25,743	7.43%	4.99%	2,380	23,219	2008
Lehigh Valley Mall	22,000	—	22,000	7.90%	7.90%	2,479	21,750	2006
Logan Valley Mall (2)	51,772	2,575	54,347	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	31,790	1,581	33,371	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	65,211	—	65,211	5.33%	5.33%	4,413	54,212	2015
The Mall at Prince Georges	40,566	588	41,154	8.70%	6.80%	4,135	39,987	2007
Metroplex Shopping Center	31,264	—	31,264	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	61,383	—	61,383	4.95%	4.99%	4,115	52,863	2013
New River Valley Mall (2)	15,441	768	16,209	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	27,248	1,356	28,604	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	18,165	904	19,069	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,894	791	16,685	7.43%	7.43%	1,542	15,049	2008
Palmer Park Mall	17,009	—	17,009	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	45,868	2,282	48,150	7.43%	4.99%	4,451	43,428	2008
Pavilion East Associates	540	—	540	6.00%	6.00%	62	—	2018
Phillipsburg Mall (2)	27,248	1,355	28,603	7.43%	4.99%	2,644	25,799	2008
Red Rose Commons	13,252	—	13,252	7.66%	7.66%	1,220	12,425	2009
Schuylkill Mall (3)	16,462	—	16,462	7.25%	7.25%	—	—	2008
Springfield Park	1,689	—	1,689	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,624	678	14,302	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall (2)	21,799	1,084	22,883	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	36,136	389	36,525	6.15%	5.75%	2,773	34,281	2009
Viewmont Mall (2)	27,248	1,356	28,604	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,633	—	6,633	6.77%	6.77%	641	6,129	2008
Willow Grove Park	158,968	—	158,968	5.65%	5.65%	11,083	133,249	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	51,772	2,575	54,347	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Debt	1,679,689	33,337	1,713,026	6.43%	5.57%	131,660	1,505,491

Variable Rate Debt
Springfield Mall	38,250	—	38,250	6.45%	6.45%	2,467	38,250	2007
Pavilion East Associates	3,933	—	3,933	8.25%	8.25%	430	3,827	2007

Total Variable Rate Debt	42,183	—	42,183	6.62%	6.62%	2,897	42,077

Total Mortgage Debt	$1,721,872	$33,337	$1,755,209	6.43%	5.59%	$134,557	$1,547,568

CONSOLIDATED MORTGAGES	$1,584,052	$33,337	$1,617,389	6.36%	5.57%	$122,055	$1,419,323

UNCONSOLIDATED MORTGAGES	137,820	—	137,820	7.27%	7.27%	12,502	128,245

CREDIT FACILITY	300,000	—	300,000	6.37%		—	—

Total	$2,021,872	$33,337	$2,055,209	6.42%	5.70%	$134,557	$1,547,568

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	Mortgage Debt represents the properties’ allocated portion of the REMIC.
(3)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property. Due to the modification, the timing of future principal payment amounts cannot be determined.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	June 30, 2006
Barclays Global Investors	3,700,388
J.P. Morgan Investment Management Inc. (NY)	2,559,176
Fidelity Management & Research	2,315,500
ING Clarion Real Estate Securities	2,006,353
Vanguard Group, Inc.	1,999,237
Cohen & Steers Capital Management, Inc.	1,278,700
State Street Global Advisors	842,881
RREEF Real Estate Securities Advisers, L.P.	837,696
Nomura Asset Management Co, Ltd.	760,170
LaSalle Investment Management Securities, L.P.	692,052

TOTAL of Ten Largest Institutional:	16,992,153
TOTAL of all Institutional Holders:	26,737,207
Ten Largest as % of Total Institutional:	63.6%

(1)	Based on 13F filings as of 6/30/06 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	June 30, 2006	December 31, 2005	% of June 30, 2006 total
Institutional (1)	26,737,207	25,620,533	65.5%
Retail (2)	9,252,671	9,480,453	22.7%
Insiders (3)	4,811,556	5,575,650	11.8%

TOTAL	40,801,434	40,676,636	100.0%

(1)	Based on 13F filings as of 6/30/06 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 7, 2006 (Shares and O.P. Units only). Excludes 357,405 exercisable options.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.